Supplemental Information 2nd Quarter 2023 Exhibit 99.2

2 Overview 3 Segment Overview 6 Senior Housing 7 General and Administrative ("G&A") Expense 12 Capital Expenditures 13 Cash Facility Lease Payments 14 Capital Structure 15 Definitions 16 Appendix: Non-GAAP Financial Measures 18 Table of Contents

($ in 000s, except RevPAR and RevPOR)	2022 1Q	2022 2Q	2022 3Q	2022 4Q	2022 Full Year	2023 1Q	2023 2Q	2Q23 vs 2Q22 Better B (Worse) (W)	YTD 2Q23 vs YTD 2Q22 B(W)
Resident fee revenue	$636,974	$640,388	$650,248	$657,919	$ 2,585,529	$713,404	$710,161	10.9%	11.4%
Other operating income	$ 376	$ 8,411	$ 66,759	$ 4,923	$ 80,469	$ 2,328	$ 4,122	(51.0)%	(26.6)%
Net income (loss)	$(100,032)	$(84,283)	$(28,374)	$(25,651)	$ (238,340)	$(44,563)	$ (4,526)	94.6%	73.4%
Net cash provided by (used in) operating activities	$(23,255)	$ 11,577	$ 63,521	$(48,562)	$ 3,281	$ 24,042	$ 63,824	NM	NM
Adjusted EBITDA	$ 37,176	$ 50,714	$106,851	$ 46,564	$ 241,305	$ 88,623	$ 81,372	60.5%	93.4%
Adjusted Free Cash Flow	$(53,493)	$(48,463)	$ 4,129	$(103,558)	$ (201,385)	$(21,239)	$ (7,481)	84.6%	71.8%
RevPAR	$ 4,032	$ 4,071	$ 4,150	$ 4,199	$ 4,113	$ 4,551	$ 4,544	11.6%	12.2%
Weighted average occupancy	73.4%	74.6%	76.4%	77.1%	75.4%	76.3%	76.5%	190 bps	240 bps
RevPOR	$ 5,493	$ 5,459	$ 5,432	$ 5,446	$ 5,457	$ 5,963	$ 5,939	8.8%	8.7%

As of June 30, 2023



Consolidated: 641
Owned 346
Leased 295
672 communities
Managed 31



Consolidated: 51,940
Owned 31,356
Leased 20,584
56,625 units
Managed 4,685

2Q 2023 weighted average occupancy (consolidated communities)

Occupancy Band	Community Count	% of Period End Communities
Greater than 95%	82	13%
90% > 95%	62	10%
85% > 90%	72	11%
80% > 85%	81	13%
75% > 80%	73	11%
70% > 75%	77	12%
Less than 70%	194	30%
Total	641	100%

Important Note Regarding Non-GAAP Financial Measures

- Adjusted EBITDA and Adjusted Free Cash Flow are financial measures that are not calculated in accordance with GAAP. See "Definitions" and "Non-GAAP Financial Measures" for the definitions of such measures and other important information regarding such measures, including reconciliations to the most comparable GAAP measures.

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($ in 000s)	2022 1Q	2022 2Q	2022 3Q	2022 4Q	2022 Full Year	2023 1Q	2023 2Q	2Q23 vs 2Q22 B(W)	YTD 2Q23 vs YTD 2Q22 B(W)
Resident fee revenue	$ 636,974	$ 640,388	$ 650,248	$ 657,919	$2,585,529	$ 713,404	$ 710,161	10.9%	11.4%
Management fee revenue	3,329	3,329	2,967	2,395	12,020	2,577	2,510	(24.6)%	(23.6)%
Other operating income	376	8,411	66,759	4,923	80,469	2,328	4,122	(51.0)%	(26.6)%
Facility operating expense	(512,764)	(513,664)	(525,510)	(531,667)	(2,083,605)	(530,807)	(531,118)	(3.4)%	(3.5)%
Combined Segment Operating Income	127,915	138,464	194,464	133,570	594,413	187,502	185,675	34.1%	40.1%
General and administrative expense [1]	(40,868)	(37,904)	(37,582)	(36,564)	(152,918)	(41,947)	(42,234)	(11.4)%	(6.9)%
Cash facility operating lease payments (see page 14)	(49,871)	(49,846)	(50,031)	(50,442)	(200,190)	(56,932)	(62,069)	(24.5)%	(19.3)%
Adjusted EBITDA [2]	**37,176**	**50,714**	**106,851**	**46,564**	**241,305**	**88,623**	**81,372**	**60.5%**	**93.4%**
Transaction and Organizational Restructuring Costs	(373)	(229)	(346)	(262)	(1,210)	(3,568)	(123)	46.3%	NM
Interest expense, net (see page 14)	(45,120)	(46,909)	(51,054)	(55,912)	(198,995)	(51,541)	(51,594)	(10.0)%	(12.1)%
Payment of financing lease obligations	(5,490)	(5,610)	(5,506)	(5,615)	(22,221)	(5,852)	(2,126)	62.1%	28.1%
Changes in working capital [3]	(272)	(552)	(2,581)	(51,578)	(54,983)	8,247	27,817	NM	NM
Non-Development Capital Expenditures, net (see page 13)	(39,326)	(45,686)	(43,819)	(39,335)	(168,166)	(62,912)	(64,815)	(41.9)%	(50.2)%
Property and casualty insurance proceeds	—	—	—	—	—	6,422	2,367	NM	NM
Other [4]	(88)	(191)	584	2,580	2,885	(658)	(379)	(98.4)%	NM
Adjusted Free Cash Flow [5]	**$ (53,493)**	**$ (48,463)**	**$ 4,129**	**$(103,558)**	**$(201,385)**	**$ (21,239)**	**$ (7,481)**	**84.6%**	**71.8%**

Impacts of Changes in Lease Classification on Adjusted EBITDA

As a result of a lease amendment in the fourth quarter of 2022 with a prospective change in lease classification, for the full year of 2023:

- Cash facility operating lease payments: **include** $22 million of reclassified cash lease payments
- Adjusted EBITDA: **negatively** impacted by $22 million
- Adjusted Free Cash Flow: **no impact** from the change in lease classification

As a result of a lease amendment in the second quarter of 2023 with a prospective change in lease classification, for the full year of 2023:

- Cash facility operating lease payments: **include** $19 million of reclassified cash lease payments
- Adjusted EBITDA: **negatively** impacted by $19 million
- Adjusted Free Cash Flow: **no impact** from the change in lease classification

($ in millions)	2023 Impact 1Q	2Q	3Q	4Q	Full Year
Cash facility operating lease payments	$ (5)	$ (10)	$ (13)	$ (13)	$ (41)
Adjusted EBITDA	**$ (5)**	**$ (10)**	**$ (13)**	**$ (13)**	**$ (41)**
Interest expense, net	5	7	7	7	26
Payment of financing lease obligations	—	3	6	6	15
Adjusted Free Cash Flow	—	—	—	—	—

(1) Excluding non-cash stock-based compensation expense and Transaction and Organizational Restructuring Costs, see page 12.
(2) Adjusted EBITDA includes government grants and credits recognized during the respective periods as presented in other operating income.
(3) Excludes changes in prepaid insurance premiums financed with notes payable and lessor capital expenditure reimbursements under operating leases.
(4) Primarily consists of proceeds from business interruption insurance and state income tax (provision) benefit.
(5) In addition to government grants and credits received, the Company's Adjusted Free Cash Flow for 2022 includes the impacts of repayment of temporary liquidity relief pursuant to the Coronavirus Aid, Relief, and Economic Security Act of 2020 ("CARES Act"), primarily including $31.6 million paid during the fourth quarter of 2022 for deferred payroll taxes for the year ended December 31, 2020. As of December 31, 2022, the Company has no remaining obligations for the deferred payroll tax program.

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($ in 000s)	2Q 2023 Total	Senior Housing Owned Portfolio	Senior Housing Leased Portfolio	Corporate	All Other [2]
Resident fee revenue [1]	$ 710,161	$ 416,298	$ 293,863	$ —	$ —
Management fee revenue	2,510	—	—	—	2,510
Other operating income	4,122	3,515	607	—	—
Facility operating expense	(531,118)	(318,572)	(212,546)	—	—
Combined Segment Operating Income	185,675	101,241	81,924	—	2,510
General and administrative expense [3]	(42,234)	(23,027)	(16,255)	—	(2,952)
Cash facility operating lease payments	(62,069)	—	(60,786)	(1,283)	—
Adjusted EBITDA [4]	**81,372**	**78,214**	**4,883**	**(1,283)**	**(442)**
Transaction and Organizational Restructuring Costs	(123)	—	—	(123)	—
Interest expense, net	(51,594)	(52,256)	(5,163)	5,825	—
Payment of financing lease obligations	(2,126)	—	(1,939)	(187)	—
Changes in working capital [5]	27,817	—	—	27,817	—
Non-Development Capital Expenditures, net [6]	(64,815)	(32,882)	(17,010)	(14,923)	—
Property and casualty insurance proceeds	2,367	—	—	2,367	—
Other	(379)	(71)	—	(308)	—
Adjusted Free Cash Flow	**$ (7,481)**	**$ (6,995)**	**$ (19,229)**	**$ 19,185**	**$ (442)**

(1) Resident fee revenue excluded from definitions of RevPAR and RevPOR is $0.8 million.
(2) All Other primarily includes communities operated by the Company pursuant to management agreements.
(3) Excluding non-cash stock-based compensation expense and Transaction and Organizational Restructuring Costs, see page 12.
(4) Adjusted EBITDA for the second quarter of 2023 includes $4.1 million of government grants and credits recognized in other operating income.
(5) Excludes changes in prepaid insurance premiums financed with notes payable and lessor capital expenditure reimbursements under operating leases.
(6) Corporate includes remediation costs at communities resulting from natural disasters of $10.1 million.

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($ in 000s, except RevPAR and RevPOR)	2022 1Q	2022 2Q	2022 3Q	2022 4Q	2022 Full Year	2023 1Q	2023 2Q	2Q23 vs 2Q22 B(W)	YTD 2Q23 vs YTD 2Q22 B(W)
Total Senior Housing and All Other									
Revenue [1]	$ 640,303	$ 643,717	$ 653,215	$ 660,314	$ 2,597,549	$ 715,981	$ 712,671	10.7%	11.3%
Other operating income	$ 376	$ 8,411	$ 66,759	$ 4,923	$ 80,469	$ 2,328	$ 4,122	(51.0)%	(26.6)%
Combined Segment Operating Income	$ 127,915	$ 138,464	$ 194,464	$ 133,570	$ 594,413	$ 187,502	$ 185,675	34.1%	40.1%
Combined segment operating margin	*20.0%*	*21.2%*	*27.0%*	*20.1%*	*22.2%*	*26.1%*	*25.9%*	*470 bps*	*540 bps*
Combined segment adjusted operating margin [2]	*19.9%*	*20.2%*	*19.6%*	*19.5%*	*19.8%*	*25.9%*	*25.5%*	*530 bps*	*560 bps*
Senior Housing Segments (see page 7)									
Revenue	$ 636,974	$ 640,388	$ 650,248	$ 657,919	$ 2,585,529	$ 713,404	$ 710,161	10.9%	11.4%
Other operating income	$ 376	$ 8,411	$ 66,759	$ 4,923	$ 80,469	$ 2,328	$ 4,122	(51.0)%	(26.6)%
Senior Housing Operating Income	$ 124,586	$ 135,135	$ 191,497	$ 131,175	$ 582,393	$ 184,925	$ 183,165	35.5%	41.7%
Operating margin	*19.5%*	*20.8%*	*26.7%*	*19.8%*	*21.8%*	*25.8%*	*25.6%*	*480 bps*	*550 bps*
Adjusted operating margin [2]	*19.5%*	*19.8%*	*19.2%*	*19.2%*	*19.4%*	*25.6%*	*25.2%*	*540 bps*	*580 bps*
Number of communities (period end)	645	641	641	641	641	641	641	—%	—%
Total Average Units	52,586	52,368	52,158	52,166	52,320	52,177	52,030	(0.6)%	(0.7)%
RevPAR	$ 4,032	$ 4,071	$ 4,150	$ 4,199	$ 4,113	$ 4,551	$ 4,544	11.6%	12.2%
Weighted average occupancy	73.4%	74.6%	76.4%	77.1%	75.4%	76.3%	76.5%	190 bps	240 bps
RevPOR	$ 5,493	$ 5,459	$ 5,432	$ 5,446	$ 5,457	$ 5,963	$ 5,939	8.8%	8.7%
All Other									
All Other Segment Operating Income (comprised solely of management fees)	$ 3,329	$ 3,329	$ 2,967	$ 2,395	$ 12,020	$ 2,577	$ 2,510	(24.6)%	(23.6)%
Resident fee revenue under management [3]	$ 52,898	$ 54,284	$ 52,712	$ 50,758	$ 210,652	$ 54,820	$ 53,373	(1.7)%	0.9%

(1) Excludes reimbursed costs on behalf of managed communities.
(2) Excludes other operating income.
(3) Not included in consolidated reported amounts.

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7 2022 2023 2Q23 vs 2Q22 YTD 2Q23 vs YTD 2Q22 ($ in 000s, except RevPAR and RevPOR) 1Q 2Q 3Q 4Q Full Year 1Q 2Q B(W) B(W) Independent Living Revenue $ 124,404 $ 125,578 $ 128,106 $ 129,705 $ 507,793 $ 140,602 $ 140,670 12.0% 12.5 % Other operating income $ 2 $ 1,159 $ 9,520 $ 225 $ 10,906 $ 54 $ 218 (81.2) % (76.6) % Segment Operating Income $ 37,684 $ 38,709 $ 46,395 $ 36,162 $ 158,950 $ 46,833 $ 46,361 19.8% 22.0 % Segment operating margin 30.3% 30.5% 33.7% 27.8% 30.6% 33.3% 32.9% 240 bps 270 bps Segment adjusted operating margin (1) 30.3% 29.9% 28.8% 27.7% 29.2% 33.3% 32.8% 290 bps 290 bps Number of communities (period end) 68 68 68 68 68 68 68 — % — % Total Average Units 12,568 12,569 12,569 12,569 12,569 12,571 12,573 — % — % RevPAR $ 3,299 $ 3,330 $ 3,397 $ 3,440 $ 3,367 $ 3,728 $ 3,729 12.0% 12.5 % Weighted average occupancy 74.6% 76.0% 78.3% 79.1% 77.0% 78.6% 78.9% 290 bps 350 bps RevPOR $ 4,423 $ 4,380 $ 4,337 $ 4,348 $ 4,371 $ 4,741 $ 4,727 7.9% 7.6 % Assisted Living and Memory Care Revenue $ 432,132 $ 434,454 $ 442,097 $ 446,409 $ 1,755,092 $ 486,777 $ 486,523 12.0% 12.3 % Other operating income $ 356 $ 6,412 $ 49,721 $ 4,141 $ 60,630 $ 2,027 $ 3,763 (41.3) % (14.5) % Segment Operating Income $ 76,863 $ 87,588 $ 130,039 $ 85,468 $ 379,958 $ 124,593 $ 124,616 42.3% 51.5 % Segment operating margin 17.8% 19.9% 26.4% 19.0% 20.9% 25.5% 25.4% 550 bps 670 bps Segment adjusted operating margin (1) 17.7% 18.7% 18.2% 18.2% 18.2% 25.2% 24.8% 610 bps 680 bps Number of communities (period end) 558 554 554 554 554 554 555 0.2% 0.2 % Total Average Units 34,817 34,598 34,398 34,406 34,555 34,414 34,442 (0.5) % (0.8) % RevPAR $ 4,136 $ 4,183 $ 4,281 $ 4,322 $ 4,230 $ 4,710 $ 4,703 12.4% 13.2 % Weighted average occupancy 73.0% 74.2% 76.2% 76.8% 75.1% 75.9% 76.3% 210 bps 250 bps RevPOR $ 5,665 $ 5,636 $ 5,621 $ 5,623 $ 5,636 $ 6,204 $ 6,164 9.4% 9.5 % CCRCs Revenue $ 80,438 $ 80,356 $ 80,045 $ 81,805 $ 322,644 $ 86,025 $ 82,968 3.3% 5.1 % Other operating income $ 18 $ 840 $ 7,518 $ 557 $ 8,933 $ 247 $ 141 (83.2) % (54.8) % Segment Operating Income $ 10,039 $ 8,838 $ 15,063 $ 9,545 $ 43,485 $ 13,499 $ 12,188 37.9% 36.1 % Segment operating margin 12.5% 10.9% 17.2% 11.6% 13.1% 15.6% 14.7% 380 bps 350 bps Segment adjusted operating margin (1) 12.5% 10.0% 9.4% 11.0% 10.7% 15.4% 14.5% 450 bps 380 bps Number of communities (period end) 19 19 19 19 19 19 18 (5.3) % (5.3) % Total Average Units 5,201 5,201 5,191 5,191 5,196 5,192 5,015 (3.6) % (1.9) % RevPAR $ 5,109 $ 5,115 $ 5,105 $ 5,221 $ 5,138 $ 5,490 $ 5,500 7.5% 7.5 % Weighted average occupancy 73.2% 73.4% 73.3% 73.8% 73.4% 73.4% 72.0% (140) bps (60) bps RevPOR $ 6,976 $ 6,970 $ 6,966 $ 7,073 $ 6,997 $ 7,482 $ 7,636 9.6% 8.4 % Senior Housing Segments (1) Excludes other operating income.

8 2022 2023 2Q23 vs 2Q22 YTD 2Q23 vs YTD 2Q22 ($ in 000s, except RevPAR and RevPOR) 1Q 2Q 3Q 4Q Full Year 1Q 2Q B(W) B(W) Revenue $ 617,402 $ 623,053 $ 635,660 $ 643,693 $ 2,519,808 $ 698,060 $ 697,345 11.9% 12.5 % Other operating income 358 8,130 65,147 4,827 78,462 2,289 4,107 (49.5) % (24.6) % Revenue and other operating income 617,760 631,183 700,807 648,520 2,598,270 700,349 701,452 11.1% 12.2 % Community Labor Expense (334,015) (334,966) (338,614) (340,053) (1,347,648) (337,964) (340,021) (1.5) % (1.3) % Other facility operating expense (162,061) (163,051) (172,295) (168,975) (666,382) (177,747) (178,092) (9.2) % (9.5) % Facility operating expense(2) (496,076) (498,017) (510,909) (509,028) (2,014,030) (515,711) (518,113) (4.0) % (4.0) % Same Community Operating Income $ 121,684 $ 133,166 $ 189,898 $ 139,492 $ 584,240 $ 184,638 $ 183,339 37.7% 44.4 % Same Community adjusted operating income(3) $ 121,326 $ 125,036 $ 124,751 $ 134,665 $ 505,778 $ 182,349 $ 179,232 43.3% 46.8 % Same Community operating margin 19.7% 21.1% 27.1% 21.5% 22.5% 26.4% 26.1% 500 bps 590 bps Same Community adjusted operating margin(3) 19.7% 20.1% 19.6% 20.9% 20.1% 26.1% 25.7% 560 bps 600 bps Total Average Units 51,140 51,142 51,130 51,131 51,136 51,132 51,134 — % — % RevPAR $ 4,024 $ 4,061 $ 4,144 $ 4,196 $ 4,106 $ 4,551 $ 4,546 11.9% 12.5 % Weighted average occupancy 73.4% 74.6% 76.5% 77.3% 75.5% 76.5% 76.7% 210 bps 260 bps RevPOR $ 5,481 $ 5,440 $ 5,415 $ 5,431 $ 5,442 $ 5,950 $ 5,923 8.9% 8.7 % Same Community Operating Income / Adjusted Operating Income ($ in millions) $121.7 $133.2 $189.9 $139.5 $184.6 $183.3 Same Community Other Operating Income Same Community Adjusted Operating Income 1Q 2022 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 Same Community RevPAR / Weighted Average Occupancy $4,024 $4,061 $4,144 $4,196 $4,551 $4,546 73.4% 74.6% 76.5% 77.3% 76.5% 76.7% RevPAR Weighted Average Occupancy 1Q 2022 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 Senior Housing: Same Community (1) (1) Same Community portfolio reflects 634 communities which represents 98.9% of the Company's total consolidated communities. (2) Excludes natural disaster expense, consisting primarily of remediation of storm damage, of $8.0 million and $0.8 million for the full year 2022 and the first half of 2023, respectively. (3) Excludes other operating income. (2) (3)

9 2022 2023 2Q23 vs 2Q22 YTD 2Q23 vs YTD 2Q22 ($ in 000s, except RevPAR and RevPOR) 1Q 2Q 3Q 4Q Full Year 1Q 2Q B(W) B(W) Independent Living Revenue $ 124,404 $ 125,578 $ 128,106 $ 129,705 $ 507,793 $ 140,602 $ 140,670 12.0% 12.5 % Other operating income 2 1,159 9,520 225 10,906 54 218 (81.2) % (76.6) % Community Labor Expense (51,787) (53,229) (53,865) (55,084) (213,965) (54,936) (55,093) (3.5) % (4.8) % Other facility operating expense (35,015) (34,817) (37,300) (36,978) (144,110) (38,688) (39,612) (13.8) % (12.1) % Facility operating expense (86,802) (88,046) (91,165) (92,062) (358,075) (93,624) (94,705) (7.6) % (7.7) % Same Community Operating Income $ 37,604 $ 38,691 $ 46,461 $ 37,868 $ 160,624 $ 47,032 $ 46,183 19.4% 22.2 % Same Community operating margin 30.2% 30.5% 33.8% 29.1% 31.0% 33.4% 32.8% 230 bps 270 bps Same Community adjusted operating margin (2) 30.2% 29.9% 28.8% 29.0% 29.5% 33.4% 32.7% 280 bps 290 bps Total Average Units 12,568 12,569 12,569 12,569 12,569 12,571 12,573 — % — % RevPAR $ 3,299 $ 3,330 $ 3,397 $ 3,440 $ 3,367 $ 3,728 $ 3,729 12.0% 12.5 % Weighted average occupancy 74.6% 76.0% 78.3% 79.1% 77.0% 78.6% 78.9% 290 bps 350 bps RevPOR $ 4,423 $ 4,380 $ 4,337 $ 4,348 $ 4,371 $ 4,741 $ 4,727 7.9% 7.6 % Assisted Living and Memory Care Revenue $ 425,457 $ 429,625 $ 439,732 $ 444,213 $ 1,739,027 $ 483,775 $ 482,788 12.4% 13.0 % Other operating income 356 6,287 49,337 4,140 60,120 2,026 3,756 (40.3) % (13.0) % Community Labor Expense (241,164) (239,865) (242,866) (243,239) (967,134) (241,074) (242,249) (1.0) % (0.5) % Other facility operating expense (108,880) (109,280) (115,998) (112,467) (446,625) (119,894) (119,288) (9.2) % (9.6) % Facility operating expense (350,044) (349,145) (358,864) (355,706) (1,413,759) (360,968) (361,537) (3.5) % (3.3) % Same Community Operating Income $ 75,769 $ 86,767 $ 130,205 $ 92,647 $ 385,388 $ 124,833 $ 125,007 44.1% 53.7 % Same Community operating margin 17.8% 19.9% 26.6% 20.7% 21.4% 25.7% 25.7% 580 bps 680 bps Same Community adjusted operating margin (2) 17.7% 18.7% 18.4% 19.9% 18.7% 25.4% 25.1% 640 bps 710 bps Total Average Units 34,248 34,249 34,247 34,248 34,248 34,247 34,247 — % — % RevPAR $ 4,141 $ 4,181 $ 4,280 $ 4,323 $ 4,231 $ 4,709 $ 4,699 12.4% 13.0 % Weighted average occupancy 72.9% 74.2% 76.2% 76.9% 75.1% 75.9% 76.3% 210 bps 250 bps RevPOR $ 5,677 $ 5,635 $ 5,620 $ 5,623 $ 5,639 $ 6,200 $ 6,159 9.3% 9.3 % CCRCs Revenue $ 67,541 $ 67,850 $ 67,822 $ 69,775 $ 272,988 $ 73,683 $ 73,887 8.9% 9.0 % Other operating income — 684 6,290 462 7,436 209 133 (80.6) % (50.0) % Community Labor Expense (41,064) (41,872) (41,883) (41,730) (166,549) (41,954) (42,679) (1.9) % (2.0) % Other facility operating expense (18,166) (18,954) (18,997) (19,530) (75,647) (19,165) (19,192) (1.3) % (3.3) % Facility operating expense (59,230) (60,826) (60,880) (61,260) (242,196) (61,119) (61,871) (1.7) % (2.4) % Same Community Operating Income $ 8,311 $ 7,708 $ 13,232 $ 8,977 $ 38,228 $ 12,773 $ 12,149 57.6% 55.6 % Same Community operating margin 12.3% 11.2% 17.9% 12.8% 13.6% 17.3% 16.4% 520 bps 500 bps Same Community adjusted operating margin (2) 12.3% 10.4% 10.2% 12.2% 11.3% 17.1% 16.3% 590 bps 540 bps Total Average Units 4,324 4,324 4,314 4,314 4,319 4,314 4,314 (0.2) % (0.2) % RevPAR $ 5,207 $ 5,231 $ 5,240 $ 5,391 $ 5,267 $ 5,693 $ 5,709 9.1% 9.2 % Weighted average occupancy 73.7% 74.1% 74.2% 74.8% 74.2% 74.5% 74.0% (10) bps 40 bps RevPOR $ 7,063 $ 7,059 $ 7,067 $ 7,210 $ 7,100 $ 7,638 $ 7,712 9.3% 8.7 % Senior Housing Segments: Same Community (1) (1) Same Community portfolio reflects 68 Independent Living communities, 550 Assisted Living and Memory Care communities, and 16 CCRC communities. (2) Excludes other operating income.

10 2022 2023 2Q23 vs 2Q22 YTD 2Q23 vs YTD 2Q22 ($ in 000s, except RevPAR and RevPOR) 1Q 2Q 3Q 4Q Full Year 1Q 2Q B(W) B(W) Revenue $ 370,337 $ 374,231 $ 379,913 $ 386,244 $ 1,510,725 $ 418,624 $ 416,298 11.2% 12.1 % Other operating income 300 5,240 38,372 3,670 47,582 1,885 3,515 (32.9) % (2.5) % Facility operating expense (304,715) (307,694) (314,480) (319,835) (1,246,724) (319,727) (318,572) (3.5) % (4.2) % Owned Portfolio Operating Income $ 65,922 $ 71,777 $ 103,805 $ 70,079 $ 311,583 $ 100,782 $ 101,241 41.0% 46.7 % Owned Portfolio operating margin 17.8% 18.9% 24.8% 18.0% 20.0% 24.0% 24.1% 520 bps 560 bps Owned Portfolio adjusted operating margin (1) 17.7% 17.8% 17.2% 17.2% 17.5% 23.6% 23.5% 570 bps 580 bps Additional Information Interest expense: property level and corporate debt $ (33,157) $ (35,693) $ (41,330) $ (47,689) $ (157,869) $ (50,315) $ (52,256) (46.4) % (49.0) % Community level capital expenditures, net (see page 13) $ (20,907) $ (25,934) $ (24,568) $ (20,341) $ (91,750) $ (27,135) $ (32,882) (26.8) % (28.1) % Number of communities (period end) 347 346 346 346 346 346 346 — % — % Total Average Units 31,635 31,694 31,588 31,596 31,629 31,597 31,446 (0.8) % (0.5) % RevPAR $ 3,893 $ 3,928 $ 3,999 $ 4,066 $ 3,971 $ 4,405 $ 4,404 12.1% 12.6 % Weighted average occupancy 72.5% 73.6% 75.4% 76.4% 74.5% 75.8% 75.8% 220 bps 270 bps RevPOR $ 5,370 $ 5,333 $ 5,301 $ 5,324 $ 5,332 $ 5,814 $ 5,808 8.9% 8.6 % Senior Housing Owned Portfolio Interest Coverage for the twelve months ended June 30, 2023 1.49x Interest Coverage for the twelve months ended June 30, 2023 (excluding other operating income) 1.24x Net Debt as of June 30, 2023 (see page 15) $3,373,078 (1) Excludes other operating income.

11 2022 2023 2Q23 vs 2Q22 YTD 2Q23 vs YTD 2Q22 ($ in 000s, except RevPAR and RevPOR) 1Q 2Q 3Q 4Q Full Year 1Q 2Q B(W) B(W) Revenue $ 266,637 $ 266,157 $ 270,335 $ 271,675 $ 1,074,804 $ 294,780 $ 293,863 10.4% 10.5 % Other operating income 76 3,171 28,387 1,253 32,887 443 607 (80.9) % (67.7) % Facility operating expense (208,049) (205,970) (211,030) (211,832) (836,881) (211,080) (212,546) (3.2) % (2.3) % Leased Portfolio Operating Income $ 58,664 $ 63,358 $ 87,692 $ 61,096 $ 270,810 $ 84,143 $ 81,924 29.3% 36.1 % Leased Portfolio operating margin 22.0% 23.5% 29.4% 22.4% 24.4% 28.5% 27.8% 430 bps 540 bps Leased Portfolio adjusted operating margin (1) 22.0% 22.6% 21.9% 22.0% 22.1% 28.4% 27.7% 510 bps 570 bps Additional Information Cash facility lease payments on leased portfolio (see page 14) $ (65,509) $ (65,582) $ (65,632) $ (66,197) $ (262,920) $ (67,572) $ (67,888) (3.5) % (3.3) % Community level capital expenditures, net (see page 13) $ (12,572) $ (12,503) $ (13,128) $ (8,773) $ (46,976) $ (14,734) $ (17,010) (36.0) % (26.6) % Number of communities (period end) 298 295 295 295 295 295 295 — % — % Total Average Units 20,951 20,674 20,570 20,570 20,691 20,580 20,584 (0.4) % (1.1) % RevPAR $ 4,242 $ 4,291 $ 4,381 $ 4,402 $ 4,329 $ 4,775 $ 4,759 10.9% 11.7 % Weighted average occupancy 74.8% 76.0% 77.9% 78.2% 76.7% 77.2% 77.6% 160 bps 200 bps RevPOR $ 5,672 $ 5,646 $ 5,626 $ 5,630 $ 5,643 $ 6,188 $ 6,134 8.6% 8.9 % Lease Coverage for the twelve months ended June 30, 2023 0.94x Lease Coverage for the twelve months ended June 30, 2023 (excluding other operating income) 0.83x Operating and financing lease obligations as of June 30, 2023 (see page 20)(2) $ 1,035,338 Facility Lease Maturity Information (Leased Portfolio as of June 30, 2023) Initial Lease Maturities Community Count Total Units Cash Facility Lease Payments (3) 2023(4) 35 1,468 $ 15,121 2024 7 904 15,598 2025 121 10,291 107,409 2026 2 153 1,606 2027 24 2,555 47,448 Thereafter 106 5,213 80,107 Total 295 20,584 $ 267,289 Senior Housing Leased Portfolio (1) Excludes other operating income. (2) Amount recognized on consolidated balance sheet reflects the discounted future minimum lease payments and the residual value for financing lease obligations. (3) Cash facility lease payments for the twelve months ended June 30, 2023. (4) The Company did not exercise its lease renewal option for 35 communities. Amounts do not reflect a new lease executed in August 2023, for 10 of the communities in the original lease, for a lease term from January 1, 2024 to December 31, 2029.

Consolidated, unless otherwise noted	2022					2023		*2Q23 vs 2Q22*	*YTD 2Q23 vs YTD 2Q22*
($ in 000s)	1Q	2Q	3Q	4Q	Full Year	1Q	2Q	*B(W)*	*B(W)*
G&A expense allocations [1]									
Senior Housing Owned Portfolio allocation	$ 21,938	$ 20,419	$ 20,311	$ 19,928	$ 82,596	$ 22,857	$ 23,027	(12.8)%	(8.3)%
Senior Housing Leased Portfolio allocation	15,795	14,523	14,453	14,017	58,788	16,095	16,255	(11.9)%	(6.7)%
All Other allocation	3,135	2,962	2,818	2,619	11,534	2,995	2,952	0.3%	2.5%
Subtotal G&A expense allocations	40,868	37,904	37,582	36,564	152,918	41,947	42,234	(11.4)%	(6.9)%
Non-cash stock-based compensation expense	3,885	3,619	3,403	3,559	14,466	3,104	2,969	18.0%	19.1%
Transaction and Organizational Restructuring Costs	373	229	346	262	1,210	3,568	123	46.3%	NM
General and administrative expense	**$ 45,126**	**$ 41,752**	**$ 41,331**	**$ 40,385**	**$ 168,594**	**$ 48,619**	**$ 45,326**	**(8.6)%**	**(8.1)%**

	2022					2023		*2Q23 vs 2Q22*	*YTD 2Q23 vs YTD 2Q22*
	1Q	2Q	3Q	4Q	Full Year	1Q	2Q	*B(W)*	*B(W)*
Resident fee revenue	$ 636,974	$ 640,388	$ 650,248	$ 657,919	$ 2,585,529	$ 713,404	$ 710,161	10.9%	11.4%
Resident fee revenue under management [2]	52,898	54,284	52,712	50,758	210,652	54,820	53,373	(1.7)%	0.9%
Total (consolidated and under management) [2]	$ 689,872	$ 694,672	$ 702,960	$ 708,677	$ 2,796,181	$ 768,224	$ 763,534	9.9%	10.6%
G&A Expense as a Percentage of Resident Fee Revenue (Consolidated and Under Management)									
G&A expense (excluding non-cash stock-based compensation expense and Transaction and Organizational Restructuring Costs)	*5.9%*	*5.5%*	*5.3%*	*5.2%*	*5.5%*	*5.5%*	*5.5%*	0 bps	20 bps
G&A expense (including non-cash stock-based compensation expense and Transaction and Organizational Restructuring Costs)	*6.5%*	*6.0%*	*5.9%*	*5.7%*	*6.0%*	*6.3%*	*5.9%*	10 bps	20 bps

(1) G&A allocations are calculated based on the proportional amount of resident fee revenue (consolidated and under management) attributable to the segment or portfolio. G&A allocations presented herein exclude non-cash stock-based compensation expense and Transaction and Organizational Restructuring Costs.
(2) Not included in consolidated reported amounts.

12

($ in 000s, except for community level capital expenditures, per average unit)		2022 1Q	2022 2Q	2022 3Q	2022 4Q	2022 Full Year	2023 1Q	2023 2Q	2Q23 vs 2Q22 B(W)	YTD 2Q23 vs YTD 2Q22 B(W)
Community level capital expenditures, including allocations [1]										
Senior Housing Owned Portfolio		$ 20,907	$ 25,934	$ 24,568	$ 20,341	$ 91,750	$ 27,135	$ 32,882	(26.8)%	(28.1)%
Senior Housing Leased Portfolio		12,572	12,503	13,128	8,773	46,976	14,734	17,010	(36.0)%	(26.6)%
Community level capital expenditures, net	(A)	33,479	38,437	37,696	29,114	138,726	41,869	49,892	(29.8)%	(27.6)%
Corporate capital expenditures [2]		5,847	7,249	6,123	10,221	29,440	21,043	14,923	(105.9)%	(174.6)%
Non-Development Capital Expenditures, net [1]		**39,326**	**45,686**	**43,819**	**39,335**	**168,166**	**62,912**	**64,815**	**(41.9)%**	**(50.2)%**
Development Capital Expenditures, net		861	1,829	1,667	1,836	6,193	519	385	79.0%	66.4%
Total capital expenditures, net [1]		**40,187**	**47,515**	**45,486**	**41,171**	**174,359**	**63,431**	**65,200**	**(37.2)%**	**(46.7)%**
Property and casualty insurance proceeds		—	—	—	—	—	(6,422)	(2,367)	NM	NM
Total capital expenditures, net of property and casualty insurance proceeds received [1]		**$ 40,187**	**$ 47,515**	**$ 45,486**	**$ 41,171**	**$174,359**	**$ 57,009**	**$ 62,833**	**(32.2)%**	**(36.6)%**
Capital Expenditures Reconciliation to Statements of Cash Flow										
Total capital expenditures, net [1]		$ 40,187	$ 47,515	$ 45,486	$ 41,171	$ 174,359	$ 63,431	$ 65,200		
Lessor reimbursements: non-development capital expenditures		4,697	7,136	7,094	6,723	25,650	2,244	—		
Change in related payables		(4,928)	2,244	1,141	(1,542)	(3,085)	(15,975)	(5,075)		
Total cash paid for capital expenditures		**$ 39,956**	**$ 56,895**	**$ 53,721**	**$ 46,352**	**$196,924**	**$ 49,700**	**$ 60,125**	**(5.7)%**	**(13.4)%**
Senior Housing Total Average Units	(B)	52,586	52,368	52,158	52,166	52,320	52,177	52,030	(0.6)%	(0.7)%
Community level capital expenditures, net, per average unit	(A/B)	$ 637	$ 734	$ 723	$ 558	$ 2,651	$ 802	$ 959	(30.7)%	(28.5)%

(1) Amounts are presented net of lessor reimbursements.
(2) Includes remediation costs at communities resulting from natural disasters of $9.7 million and $26.4 million for the full year 2022 and the first half of 2023, respectively. A portion of such costs are reimbursable under the Company's property and casualty insurance policies.

13

($ in 000s)	2022 1Q	2022 2Q	2022 3Q	2022 4Q	2022 Full Year	2023 1Q	2023 2Q	2Q23 vs 2Q22 B(W)	YTD 2Q23 vs YTD 2Q22 B(W)
Operating Lease Obligations									
Facility operating lease expense	$ 41,564	$ 41,538	$ 41,317	$ 40,875	$ 165,294	$ 46,127	$ 50,512		
Operating lease expense adjustment	8,307	8,308	8,714	9,567	34,896	10,805	11,557		
Cash facility operating lease payments (1)	49,871	49,846	50,031	50,442	200,190	56,932	62,069	(24.5)%	(19.3)%
Financing Lease Obligations									
Interest expense: financing lease obligations	12,058	11,994	11,916	12,093	48,061	6,552	5,453		
Payment of financing lease obligations	5,490	5,610	5,506	5,615	22,221	5,852	2,126		
Cash financing lease payments (1)	17,548	17,604	17,422	17,708	70,282	12,404	7,579	56.9%	43.2%
Total cash facility lease payments (2)	**$ 67,419**	**$ 67,450**	**$ 67,453**	**$ 68,150**	**$ 270,472**	**$ 69,336**	**$ 69,648**	**(3.3)%**	**(3.1)%**
Interest Expense Reconciliation to Income Statement									
Interest expense: financing lease obligations	$ 12,058	$ 11,994	$ 11,916	$ 12,093	$ 48,061	$ 6,552	$ 5,453	54.5%	50.1%
Interest income	(95)	(778)	(2,192)	(3,870)	(6,935)	(5,326)	(6,115)	NM	NM
Interest expense: debt	33,157	35,693	41,330	47,689	157,869	50,315	52,256	(46.4)%	(49.0)%
Interest expense, net	45,120	46,909	51,054	55,912	198,995	51,541	51,594	(10.0)%	(12.1)%
Amortization of deferred financing costs	1,542	1,520	1,528	1,856	6,446	1,940	1,899		
Change in fair value of derivatives	(3,403)	(973)	(4,901)	1,618	(7,659)	904	(5,173)		
Interest income	95	778	2,192	3,870	6,935	5,326	6,115		
Interest expense per income statement	**$ 43,354**	**$ 48,234**	**$ 49,873**	**$ 63,256**	**$ 204,717**	**$ 59,711**	**$ 54,435**	**(12.9)%**	**(24.6)%**

(1) Classification of amounts prospectively impacted by lease amendments in the fourth quarter of 2022 and second quarter of 2023 with no impact to total cash facility lease payments. See page 4.
(2) Includes cash lease payments for leases of corporate offices and information technology systems and equipment.

14

Total Liquidity
($ in millions)



$412
$396
$453
$439
$440
06/30/2022
09/30/2022
12/31/2022
03/31/2023
06/30/2023
Line of credit available to draw
Cash and cash equivalents and marketable securities

Debt Structure [1]
($ in millions)



Fixed rate debt (5)
$2,067 54%
Variable rate debt with interest rate caps and swaps (2)
$1,422 37%
$226 6%
$99 3%
Variable rate debt - unhedged
Fixed rate convertible senior notes

As of June 30, 2023

	Weighted Rate
Fixed rate debt [5]	4.20 %
Variable rate debt	7.50 %
Fixed rate convertible senior notes	2.00 %
Total debt	5.39 %

($ in millions)		Debt Principal Payments [3]	Debt Weighted Rate [4]
2023	$	34	6.22 %
2024		310	4.75 %
2025		574	7.10 %
2026		305	2.69 %
2027		960	5.89 %
Thereafter		1,658	5.10 %
Total	**$**	**3,841**	**5.39 %**

(1) Includes the carrying amount of debt of which 91.8%, or $3.5 billion, represented non-recourse property-level mortgage financings.

(2) The weighted average fixed cap and swap rate is 4.14%.

(3) Amount includes maturities and recurring principal payments and excludes $26 million in deferred financing costs, net.

(4) Reflects rates as of June 30, 2023.

(5) Excludes convertible senior notes and includes the amortizing notes component of tangible equity units of $21.9 million.

(6) Excludes operating lease obligations related to certain non-facility leases for which the related lease expense is included in Adjusted EBITDA.

Leverage Ratio
($ in 000s)

Twelve Months Ended June 30, 2023				**Annualized Leverage**
Cash facility operating lease payments (see page 14)			(219,474)	
Adjusted EBITDA			323,410	
Cash financing lease payments (see page 14)			(55,113)	
Adjusted EBITDA after cash financing lease payments	(A)	$	268,297	
As of June 30, 2023				
Debt		$	3,814,289	
Cash and cash equivalents			(336,576)	
Marketable securities			(96,196)	
Restricted cash held as collateral against existing debt			(8,439)	
Net Debt	(B)		3,373,078	**12.6 x** (B/A)
Operating and financing lease obligations (see page 20) [6]			1,043,746	
Adjusted Net Debt		$	4,416,824	

Important Note Regarding Non-GAAP Financial Measures. Adjusted EBITDA, Adjusted EBITDA after cash financing lease payments, Net Debt, and Adjusted Net Debt are financial measures that are not calculated in accordance with GAAP. See "Definitions" and "Non-GAAP Financial Measures" for the definitions of such measures and other important information regarding such measures, including reconciliations to the most comparable GAAP measures.

15

16 Adjusted EBITDA is a non-GAAP performance measure that the Company defines as net income (loss) excluding: benefit/provision for income taxes, non-operating income/ expense items, and depreciation and amortization; and further adjusted to exclude income/expense associated with non-cash, non-operational, transactional, cost reduction, or organizational restructuring items that management does not consider as part of the Company’s underlying core operating performance and that management believes impact the comparability of performance between periods. For the periods presented herein, such other items include non-cash impairment charges, gain/loss on facility operating lease termination, operating lease expense adjustment, non-cash stock-based compensation expense, gain/loss on sale of communities, and Transaction and Organizational Restructuring Costs. Adjusted Free Cash Flow is a non-GAAP liquidity measure that the Company defines as net cash provided by (used in) operating activities before: distributions from unconsolidated ventures from cumulative share of net earnings, changes in prepaid insurance premiums financed with notes payable, changes in operating lease assets and liabilities for lease termination, cash paid/received for gain/loss on facility operating lease termination, and lessor capital expenditure reimbursements under operating leases; plus: property and casualty insurance proceeds and proceeds from refundable entrance fees, net of refunds; less: Non-Development Capital Expenditures and payment of financing lease obligations. Adjusted Net Debt is a non-GAAP financial measure that the Company defines as Net Debt, plus operating and financing lease obligations. Operating and financing lease obligations exclude operating lease obligations related to certain non-facility leases for which the related lease expense is included in Adjusted EBITDA. Combined Segment Operating Income is defined by the Company as resident fee and management fee revenue and other operating income of the Company, less facility operating expense. Combined Segment Operating Income does not include general and administrative expense or depreciation and amortization. Community Labor Expense is a component of facility operating expense that includes regular and overtime salaries and wages, bonuses, paid-time-off and holiday wages, payroll taxes, contract labor, employee benefits, and workers' compensation. Development Capital Expenditures means capital expenditures for community expansions, major community redevelopment and repositioning projects, and the development of new communities. Amounts of Development Capital Expenditures are presented net of lessor reimbursements. Interest Coverage is calculated based on the trailing-twelve months Owned Portfolio Operating Income adjusted for an implied 5% management fee and capital expenditures at $350/unit, divided by the trailing-twelve months property level and corporate debt interest expense. Lease Coverage is calculated based on the trailing-twelve months Leased Portfolio Operating Income, excluding resident fee revenue, other operating income, and facility operating expense of communities disposed during such period adjusted for an implied 5% management fee and capital expenditures at $350/unit, divided by the trailing-twelve months cash facility lease payments for both operating leases and financing leases, excluding cash lease payments for leases of communities disposed during such period, corporate offices, information technology systems and equipment, vehicles, and other equipment. Leased Portfolio Operating Income is defined by the Company as resident fee revenue and other operating income, less facility operating expense for the Company’s Senior Housing Leased Portfolio. Leased Portfolio Operating Income does not include general and administrative expense or depreciation and amortization. Net Debt is a non-GAAP financial measure that the Company defines as the total of its debt and the outstanding balance on the line of credit, less unrestricted cash, marketable securities, and cash held as collateral against existing debt. NM means not meaningful. Non-Development Capital Expenditures is comprised of corporate and community- level capital expenditures, including those related to maintenance, renovations, upgrades, and other major building infrastructure projects for the Company’s communities. Non-Development Capital Expenditures does not include capital expenditures for community expansions, major community redevelopment and repositioning projects, and the development of new communities (i.e. Development Capital Expenditures). Amounts of Non-Development Capital Expenditures are presented net of lessor reimbursements. Owned Portfolio Operating Income is defined by the Company as resident fee revenue and other operating income, less facility operating expense for the Company’s Senior Housing Owned Portfolio. Owned Portfolio Operating Income does not include general and administrative expense or depreciation and amortization. RevPAR, or average monthly senior housing resident fee revenue per available unit, is defined by the Company as resident fee revenue for the corresponding portfolio for the period (excluding revenue for private duty services provided to seniors living outside of the Company's communities and entrance fee amortization), divided by the weighted average number of available units in the corresponding portfolio for the period, divided by the number of months in the period. Definitions

17 RevPOR, or average monthly senior housing resident fee revenue per occupied unit, is defined by the Company as resident fee revenue for the corresponding portfolio for the period (excluding revenue for private duty services provided to seniors living outside of the Company's communities and entrance fee amortization), divided by the weighted average number of occupied units in the corresponding portfolio for the period, divided by the number of months in the period. Same Community information reflects operating results and data  of a consistent population of communities by excluding the impact of changes in the composition of the Company's portfolio of communities. The operating results exclude natural disaster expense and related insurance recoveries. The Company defines its same community portfolio as communities consolidated and operational for the full period in both comparison years. Consolidated communities excluded from the same community portfolio include communities acquired or disposed of since the beginning of the prior year, communities classified as assets held for sale, certain communities planned for disposition, certain communities that have undergone or are undergoing expansion, redevelopment, and repositioning projects, and certain communities that have experienced a casualty event that significantly impacts their operations. Same Community Operating Income is defined by the Company as resident fee revenue and other operating income, less facility operating expense (excluding natural disaster expense and related insurance recoveries) for the Company's Same Community portfolio. Same Community Operating Income does not include general and administrative expense or depreciation and amortization. Segment Operating Income is defined by the Company as segment revenue and other operating income less segment facility operating expense. Segment Operating Income does not include general and administrative expense or depreciation and amortization. All Other Segment Operating Income consists primarily of the previously reported Management Services segment and excludes revenue for reimbursements for which the Company is the primary obligor of costs incurred on behalf of managed communities, and there is no facility operating expense associated with the All Other category. See the Segment Information note to the Company’s consolidated financial statements for more information regarding the Company’s segments. Senior Housing Leased Portfolio represents Brookdale leased communities and does not include owned or managed communities. Senior Housing Operating Income is defined by the Company as segment revenue and other operating income less segment facility operating expense for the Company’s Independent Living, Assisted Living and Memory Care, and CCRCs segments on an aggregate basis. Senior Housing Operating Income does not include general and administrative expense or depreciation and amortization. Senior Housing Owned Portfolio represents Brookdale owned communities and does not include leased or managed communities. Total Average Units represents the average number of units operated during the period. Transaction and Organizational Restructuring Costs are general and administrative expenses. Transaction costs include those directly related to acquisition, disposition, financing, and leasing activity, and are primarily comprised of legal, finance, consulting, professional fees, and other third-party costs. Organizational restructuring costs include those related to the Company’s efforts to reduce general and administrative expense and its senior leadership changes, including severance. Definitions

18 Appendix: Non-GAAP Financial Measures This Supplemental Information contains the financial measures Adjusted EBITDA, Adjusted EBITDA after cash financing lease payments, Adjusted Free Cash Flow, Net Debt, and Adjusted Net Debt (each as defined in the "Definitions" section), which are not calculated in accordance with U.S. generally accepted accounting principles ("GAAP"). Presentations of these non- GAAP financial measures are intended to aid investors in better understanding the factors and trends affecting the Company’s performance and liquidity. However, investors should not consider these non-GAAP financial measures as a substitute for financial measures determined in accordance with GAAP, including net income (loss), income (loss) from operations, net cash provided by (used in) operating activities, short-term debt, long-term debt less current portion, or current portion of long-term debt. Investors are cautioned that amounts presented in accordance with the Company’s definitions of these non-GAAP financial measures may not be comparable to similar measures disclosed by other companies because not all companies calculate non-GAAP measures in the same manner. Investors are urged to review the reconciliations set forth in this Appendix of these non-GAAP financial measures from the most comparable financial measures determined in accordance with GAAP and to review the information under "Reconciliations of Non-GAAP Financial Measures" in the Company’s earnings release dated August 7, 2023 for additional information regarding the Company’s use and the limitations of such non-GAAP financial measures.

19 2022 2023 Twelve Months Ended June 30, 2023($ in 000s) 1Q 2Q 3Q 4Q Full Year 1Q 2Q Net income (loss) $ (100,032) $ (84,283) $ (28,374) $ (25,651) $ (238,340) $ (44,563) $ (4,526) $ (103,114) Provision (benefit) for income taxes (1,976) 1,190 (300) (473) (1,559) 572 275 74 Equity in (earnings) loss of unconsolidated ventures 4,894 2,439 2,020 1,429 10,782 577 1,153 5,179 Loss (gain) on debt modification and extinguishment, net — — — 1,357 1,357 — — 1,357 Non-operating loss (gain) on sale of assets, net 294 (961) 56 16 (595) — (860) (788) Other non-operating (income) loss 27 111 (1,877) (10,375) (12,114) (3,149) (3,197) (18,598) Interest expense 43,354 48,234 49,873 63,256 204,717 59,711 54,435 227,275 Interest income (95) (778) (2,192) (3,870) (6,935) (5,326) (6,115) (17,503) Income (loss) from operations (53,534) (34,048) 19,206 25,689 (42,687) 7,822 41,165 93,882 Depreciation and amortization 85,684 86,623 86,922 88,215 347,444 84,934 84,448 344,519 Asset impairment 9,075 2,599 5,688 12,256 29,618 — 520 18,464 Loss (gain) on sale of communities, net — — — (73,850) (73,850) — (36,296) (110,146) Operating lease expense adjustment (8,307) (8,308) (8,714) (9,567) (34,896) (10,805) (11,557) (40,643) Non-cash stock-based compensation expense 3,885 3,619 3,403 3,559 14,466 3,104 2,969 13,035 Transaction and Organizational Restructuring Costs 373 229 346 262 1,210 3,568 123 4,299 Adjusted EBITDA (1) $ 37,176 $ 50,714 $ 106,851 $ 46,564 $ 241,305 $ 88,623 $ 81,372 $ 323,410 Interest expense: financing lease obligations (12,058) (11,994) (11,916) (12,093) (48,061) (6,552) (5,453) (36,014) Payment of financing lease obligations (5,490) (5,610) (5,506) (5,615) (22,221) (5,852) (2,126) (19,099) Adjusted EBITDA after cash financing lease payments $ 19,628 $ 33,110 $ 89,429 $ 28,856 $ 171,023 $ 76,219 $ 73,793 $ 268,297 Other operating income $ 376 $ 8,411 $ 66,759 $ 4,923 $ 80,469 $ 2,328 $ 4,122 $ 78,132 Adjusted EBITDA and Adjusted EBITDA after Cash Financing Lease Payments Reconciliations Appendix: Non-GAAP Financial Measures (continued) (1) Adjusted EBITDA includes government grants and credits recognized in other operating income.

20 Net Debt and Adjusted Net Debt Reconciliations ($ in 000s) As of June 30, 2023 Long-term debt (including current portion) $ 3,814,289 Cash and cash equivalents (336,576) Marketable securities (96,196) Cash held as collateral against existing debt (8,439) Net Debt 3,373,078 Operating and financing lease obligations 1,073,539 Operating lease obligations related to certain non-facility leases for which the related lease expense is included in Adjusted EBITDA (29,793) Adjusted Net Debt $ 4,416,824 Operating and financing lease obligations $ 1,073,539 Operating lease obligations related to certain non-facility leases for which the related lease expense is included in Adjusted EBITDA (29,793) Adjusted operating and financing lease obligations 1,043,746 Operating and financing lease obligations related to corporate office and information technology leases (8,408) Operating and financing lease obligations for Leased Portfolio $ 1,035,338 Appendix: Non-GAAP Financial Measures (continued)

21 2022 2023 ($ in 000s) 1Q 2Q 3Q 4Q Full Year 1Q 2Q Net cash provided by (used in) operating activities $ (23,255) $ 11,577 $ 63,521 $ (48,562) $ 3,281 $ 24,042 $ 63,824 Net cash provided by (used in) investing activities (36,163) (43,838) 22,508 (9,936) (67,429) (62,019) (41,891) Net cash provided by (used in) financing activities (403) (17,690) (19,754) 138,229 100,382 171 (50,093) Net increase (decrease) in cash, cash equivalents and restricted cash $ (59,821) $ (49,951) $ 66,275 $ 79,731 $ 36,234 $ (37,806) $ (28,160) Net cash provided by (used in) operating activities $ (23,255) $ 11,577 $ 63,521 $ (48,562) $ 3,281 $ 24,042 $ 63,824 Distributions from unconsolidated ventures from cumulative share of net earnings (561) — — — (561) — (430) Changes in prepaid insurance premiums financed with notes payable 16,629 (5,377) (5,700) (5,552) — 19,305 (6,301) Changes in operating lease assets and liabilities for lessor capital expenditure reimbursements (1,490) (3,367) (4,367) (4,494) (13,718) (2,244) — Non-development capital expenditures, net (39,326) (45,686) (43,819) (39,335) (168,166) (62,912) (64,815) Property and casualty insurance proceeds — — — — — 6,422 2,367 Payment of financing lease obligations (5,490) (5,610) (5,506) (5,615) (22,221) (5,852) (2,126) Adjusted Free Cash Flow (1) $ (53,493) $ (48,463) $ 4,129 $ (103,558) $ (201,385) $ (21,239) $ (7,481) (1) Adjusted Free Cash Flow includes: Cash received - government grants and credits $ 782 $ 4,593 $ 62,750 $ 1,409 $ 69,534 $ 13,354 $ 11,955 Cash payments - deferred payroll taxes $ — $ — $ — $ (31,553) $ (31,553) $ — $ — Cash recouped - Medicare advances $ (1,848) $ (1,240) $ — $ — $ (3,088) $ — $ — Adjusted Free Cash Flow Reconciliation Appendix: Non-GAAP Financial Measures (continued) Brookdale Senior Living Inc. 111 Westwood Place Brentwood, TN 37027 (615) 221-2250 brookdale.com